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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported): FEBRUARY 3, 1998



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                  1-13086                       04-2515019
(State of Incorporation)    (Commission File No.)   (I.R.S. Employer Identification No.)

      5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                     77027-3415
(Address of Principal Executive Offices)                        (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                        Exhibit Index Appears on Page 4
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ITEM 5.   OTHER EVENTS.

         On February 2, 1998, EVI, Inc., a Delaware corporation (the "Company"), announced its earnings for the quarter ended December 31, 1997. A copy of the press release announcing the Company's earnings for the quarter ended December 31, 1997, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

         This Current Report contains or incorporates by reference forward-looking statements within themeaning of Section 21E of the Securities Exchange Act of 1934 concerning, among other things, the Company's prospects and development for its operations and the integration of recent acquisitions, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties, which are more fully described in the Company's Annual, Quarterly and Current Reports filed with the Securities and Exchange Commission, include changes in market conditions in the oil and gas industry as well as the effect of changes in prices of oil and gas. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

          99.1   -   Press release of the Company dated February 2, 1998,
                     announcing the Company's earnings for the quarter ended
                     December 31, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI, INC.



Dated: February 3, 1998                            /s/ James G. Kiley
                                        ---------------------------------------
                                                   James G. Kiley
                                                 Vice President and
                                               Chief Financial Officer





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                               INDEX TO EXHIBITS


        Number                           Exhibit
        ------                           -------
         99.1     Press release of the Company dated February 2, 1998,
                  announcing the Company's earnings for the quarter ended
                  December 31, 1997.
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